UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.   )

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☐	Soliciting Material Pursuant to § 240.14a-12

Bank of America Corporation

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on April 24, 2019 Meeting Information BANK OF AMERICA Meeting Type: Annual Meeting For holders as of: March 4, 2019 Date: April 24, 2019 Time: 10:00 a.m., Eastern time Location: Hilton Charlotte Center City 222 East Third Street Charlotte, North Carolina 28202 You are receiving this communication because you hold C/O PROXY SERVICES shares in the company named above. P.O. BOX 9112 FARMINGDALE, NY 11735 This is not a ballot. You cannot use this notice to vote your shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com, scan the QR Barcode on the reverse side, or request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. proxy See the materials reverse and side voting of this instructions. notice to obtain E57692-P18703

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT ANNUAL REPORT How to View Online: Have the information that is printed in the box marked by the arrow ï§XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com, or scan the QR Barcode below. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow ï§XXXX XXXX XXXX XXXX (located on the following page) in the subject line. Requests, instructions, and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 10, 2019 to facilitate timely delivery. How To Vote SCAN TO VIEW MATERIALS & VOTE w Please Choose One of the Following Voting Methods Vote By Internet: Go to www.proxyvote.com or from a smartphone, scan the QR Barcode above. Have the information that is printed in the box marked by the arrowï§XXXX XXXX XXXX XXXX (located on the following page) available. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. Stockholder Meeting Registration: To vote and/or obtain an admission ticket to attend the meeting, go to the “Register for Meeting” link at www.proxyvote.com. P18703 Vote In Person: Request a ballot and vote your shares at the meeting. The possession of proof of stock ownership or an attendance ticket and - valid, government-issued identification is required to be admitted to the meeting. Please check the meeting materials for the meeting attendance E57693 requirements.

Voting Items The the election Board of of Directors each director: recommends you vote FOR The the following Board of proposals: Directors recommends you vote FOR 1. Election of Directors: Nominees: 2. Approving Our Executive Compensation (an Advisory, 1a. Sharon L. Allen Non-binding “Say on Pay” Resolution) 3. Ratifying the Appointment of Our Independent Registered Public Accounting Firm for 2019 1b. Susan S. Bies 1c. Jack O. Bovender, Jr. 4. Amending the Bank of America Corporation Key Employee Equity Plan The Board of Directors recommends you vote 1d. Frank P. Bramble, Sr. AGAINST the following proposals: 1e. Pierre J.P. de Weck 5. Report Concerning Gender Pay Equity 1f. Arnold W. Donald 6. Right to Act by Written Consent 1g. Linda P. Hudson 7. Enhance Shareholder Proxy Access 1h. Monica C. Lozano NOTE: Such other business as may properly come before 1i. Thomas J. May the meeting or any adjournment thereof. 1j. Brian T. Moynihan 1k. Lionel L. Nowell III 1l. Clayton S. Rose 1m. Michael D. White P18703 1n. Thomas D. Woods—1o. R. David Yost E57694 1p. Maria T. Zuber

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